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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 12, 2004

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

            DELAWARE                       1-09335                36-2545354
  (State or other jurisdiction    (Commission file number)     (I.R.S. employer
       of incorporation)                                     identification no.)

             1695 RIVER ROAD
             DES PLAINES, IL                                       60018
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 12, 2004, Schawk, Inc. (the "Company") issued a press release announcing earnings outlook for the second quarter and full year of 2004. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SCHAWK, INC.


Date: July 12, 2004                    By: /s/ A. Alex Sarkisian
                                           -------------------------------------
                                       A. Alex Sarkisian
                                       Executive Vice President, Chief Operating
                                       Officer and Corporate Secretary


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                                INDEX TO EXHIBITS

   Exhibit
   -------

     99.1       Press Release dated July 12, 2004